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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                  ------------

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                           HFC REVOLVING CORPORATION
                                      and
                    HOUSEHOLD HOME EQUITY LOAN TRUST 1999-1
                    ---------------------------------------
             (Exact name of registrant as specified in its charter)

             Delaware                               36-3955292
             --------                               ----------
        (State of incorporation                    (I.R.S. Employer
           or organization)                       Identification No.)

2700 Sanders Road, Prospect Heights, IL 60070
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(Address of principal executive offices) (Zip Code)

If this Form relates to the registration    If this Form to the registration
of a class of securities pursuant to        of a class of securities pursuant to
Section 12(b) of the Exchange Act and       Section 12(g) of the Exchange Act
is effective pursuant to General            and is effective pursuant to General
Instruction A.(c), please check the         Instruction A.(d), please check the
following box. [ ]                          following box. [X]


Securities Act registration statement file number to which this form relates:
333-84611

Securities to be registered pursuant to Section 12(b) of the Act:

          Title of Each Class          Name of Exchange on Which Each
          to be so Registered           Class is to be Registered
          -------------------          ------------------------------
                 None                              None

Securities to be registered pursuant to Section 12(g) of the Act:

                             Class A-1 Certificates
                             Class A-2 Certificates
                             Class A-3 Certificates
                             Class A-4 Certificates
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Item 1.  Description of Registrant's Securities to be Registered.

     The description of the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates of the Registrant to be registered that is contained in the "Description of the Certificates" section of the Registrant's Amendment No. 1 to Registration Statement on Form S-3, File No. 333-84611, filed with the Securities and Exchange Commission on November 3, 1999, and in the "Description of the Certificates" section of Registrant's Prospectus Supplement, dated November 12, 1999, filed with the Securities and Exchange Commission under Rule 424(b)(5) on November 16, 1999, are hereby incorporated herein by reference.

Item 2.  Exhibits.

Exhibit
Number  Description of Document

   1 Certificate of Incorporation of the Registrant, incorporated herein by reference to Exhibit 3.1 to the Registrant's registration statement on Form S-11, as amended (Registration No. 333-12483).

   2    By-Laws of the Registrant, incorporated herein by reference to Exhibit
        3.2 to the Registrant's registration statement on Form S-11, as amended (Registration No. 333-12483).

   3 Pooling and Servicing Agreement among the Registrant, as Depositor, Household Finance Corporation, as Master Servicer, and Bank One, National Association, as Trustee, dated as of November 1, 1999, creating a trust entitled Household Home Equity Loan Trust 1999-1, incorporated herein by reference to Exhibit 4.1 to the Registrant's Current Report on Form 8-K dated November 19, 1999.
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                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                   HFC REVOLVING CORPORATION
                                   (Registrant)


Dated: April 26, 2000         By:  /s/ John W. Blenke
                                   ----------------------------------------
                                       John W. Blenke
                                       Vice President and Secretary


                                   HOUSEHOLD HOME EQUITY LOAN TRUST 1999-1
                                   (Registrant)

                              By:  Household Finance Corporation, as
                                   Master Servicer


                                   By:  /s/ B.B. Moss, Jr.
                                        ----------------------------------------
                                            B.B. Moss, Jr.
                                            Vice President and Treasurer